Other non current assets	12 Months Ended
Dec. 31, 2011
Other Non Current Assets Disclosure
Other Non Current Assets Disclosure

10. Other non current assets:

The amounts included in the accompanying consolidated balance sheets are as follows:

	December 31,	December 31,
	2010	2011
Security deposits for derivatives	$78,600	$$33,100
Delivery payment for drillship	294,569	-
Option for construction of drillships	99,024	24,756
Other	0	15,540
Balance at end of period	$472,193	$$73,396

As of December 31, 2010, security deposits of $39,500 and $39,100 for the Ocean Rig Poseidon and the Ocean Rig Mykonos, respectively, were paid and recorded as "Other non current assets" in the accompanying consolidated balance sheet as of December 31, 2010. As of December 31, 2011, security deposits of $33,100 for the Ocean Rig Poseidon and Ocean Rig Mykonos, were recorded as "Other non current assets" in the accompanying consolidated balance sheet. These deposits are required by the counterparty due to the market loss in the swap agreements as of December 31, 2010 and 2011.

On December 28, 2010 the final yard installment of $294,569 for the Ocean Rig Corcovado was paid to a suspense account and was recorded as "Other non current assets" in the accompanying consolidated balance sheet as of December 31, 2010. On January 3, 2011 and in connection with the delivery of Ocean Rig Corcovado, the balance in the suspense account was released to the yard.

On November 22, 2010, the Company, entered into an option contract with Samsung for the construction of up to four additional ultra-deepwater drillships, which would be "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and the Ocean Rig Mykonos, with certain upgrades to vessels design and specifications. The total contractual cost is approximately 608,000,per drillship. The option agreement required the Company to pay a non-refundable slot reservation fee of $24,756 per drillship, with such fee to be applied towards the drillship contract price if the options are exercised. The option agreement was novated by the Company to Ocean Rig UDW, on December 30, 2010, at a cost of $99,024 which was paid by Ocean Rig UDW. During 2011, Ocean Rig UDW paid an additional amount of $30,000 to exercise three of the above options and as a result the slot reservation fee for the three options exercised amounting to $74,268 was transferred to 'Advances for vessels and drillships under construction'. On May 16, 2011, Ocean Rig UDW entered into an addendum to the option agreement for the construction of up to two additional ultra-deepwater drillships with the same contract terms, conditions and specifications as the four optional drillships under the original agreement and to extend the date to exercise the fourth option under the original agreement from November 22, 2011 to January 31, 2012. On January 27, 2012, Ocean Rig UDW entered into a second addendum to the option agreement to further extend the date to exercise the fourth option under the original agreement and the two additional options under the addendum signed in May 2011 from January 31, 2012 to April 2, 2012.

The Company has exercised three of the six options under the agreement and, as a result, has entered into shipbuilding contracts for three seventh generation, ultra-deepwater drillships with deliveries scheduled in July 2013, September 2013 and November 2013, respectively. The Company may exercise the three remaining newbuilding drillship options at any time on or prior to April 2, 2012, with drillship deliveries ranging from the fourth quarter of 2014 and onwards, depending on when the options are exercised.